                                                                   EX-99.906CERT

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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     In  connection  with the  shareholder  report of  American  Century  Target
Maturities  Trust  (the  "Registrant")  on  Form  N-CSR  for the  period  ending
September 30, 2006 (the "Report"),  we, the  undersigned,  certify,  pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)  The Report fully complies with the  requirements of Section 15(d)
               of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.

Dated: November 28, 2006

                                      /s/  William M. Lyons
                                      -------------------------------------
                                      William M. Lyons
                                      President
                                      (chief executive officer)

                                      /s/  Robert J. Leach
                                      -------------------------------------
                                      Robert J. Leach
                                      Vice President, Treasurer, and
                                      Chief Financial Officer
                                      (chief financial officer)